SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.


Date of Report (Date of earliest event reported): March 12, 1997


                          ALPHA HOSPITALITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                  1-12522                       13-3714474
---------------          ---------------              -------------------
(State or other         (Commission File              (I.R.S. Employer
jurisdiction of             Number)                   Identification No.)
organization)


                              12 East 49th Street
                              New York, New York         10017
                              ---------------------    ---------
                              (Address of Principal    Zip Code
                              Executive Office)

Registrant's telephone number, including area code: (212) 750-3500


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address; if changed since last report)

ITEM 9. Sales of Equity Securities Pursuant to Regulation S.

      On March 12, 1997 Alpha Hospitality Corporation (the "Company") sold 571,429 shares of its common stock, $.01 par value per share, at a price of $1.75 to Steve O'Hana, a foreign investor, pursuant to Regulation S of the Securities Act of 1933. The Company received total proceeds of $1,000,000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALPHA HOSPITALITY CORPORATION



Date: March 19, 1997                      By:/s/ James A. Cutler
                                             ------------------------------
                                                James A. Cutler
                                                Chief Financial Officer